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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  July 19, 1994

                              LEHMAN BROTHERS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

     1-6817                             13-2518466
(Commission File Number)      (IRS Employer Identification No.)


3 World Financial Center
New York, New York                   10285
(Address of principal              (Zip Code)
executive offices)

                    Registrant's telephone number, including
                           area code: (212) 526-7000

                    ________________________________________






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ITEM 5.   OTHER EVENTS.


SECOND QUARTER AND YEAR-TO-DATE 1994 EARNINGS

     Filed herewith are the preliminary and unaudited Consolidated Statements of Operations of Lehman Brothers Inc. ("the Company"), for the quarter and six months ended June 30, 1994, which will be superseded by information contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994. All adjustments which are, in the opinion of management, necessary for a fair presentation of the Consolidated Statements of Operations for the periods presented have been included. Certain amounts for the prior periods reflect reclassifications to conform to the current periods' presentations.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibits

          The following Exhibits are filed as a part of this Report.


               99.1  Consolidated Statement of Operations
                     (Three Months Ended June 30, 1994)
                     (Preliminary and Unaudited)

               99.2  Consolidated Statement of Operations
                     (Six Months Ended June 30, 1994)
                     (Preliminary and Unaudited)


     The Exhibit Index to this Report is incorporated herein by reference.




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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEHMAN BROTHERS INC.




                                   By:  /s/ Robert Matza
                                        Robert Matza
                                        Chief Financial Officer



Date:  July 27, 1994




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                                 EXHIBIT INDEX


EXHIBIT NO.           EXHIBIT
- - -----------           -------

Exhibit 99.1          Consolidated Statement of Operations
                      (Three Months Ended June 30, 1994)
                      (Preliminary and Unaudited)

Exhibit 99.2          Consolidated Statement of Operations
                      (Six Months Ended June 30, 1994)
                      (Preliminary and Unaudited